Washington Federal, Inc.
Fact Sheet
December 31, 2016
($ in Thousands)

	As of 6/16		As of 9/16		As of 12/16
Loan Loss Reserve - Total	$114,251		$116,729		$123,356
General and Specific Allowance	111,016		113,494		118,456
Commitments Reserve	3,235		3,235		4,900
Allowance as a % of Gross Loans	1.08%		1.07%		1.09%

	6/16 QTR	6/16 YTD	9/16 QTR	9/16 YTD	12/16 QTR	12/16 YTD
Loan Originations - Total	$1,031,461	$2,758,103	$1,190,431	$3,948,534	$1,241,046	$1,241,046
Single-Family Residential	194,141	456,391	236,184	692,575	215,241	215,241
Construction	342,230	670,052	230,597	900,649	338,599	338,599
Construction - Custom	97,602	277,721	144,095	421,816	122,955	122,955
Land - Acquisition & Development	14,305	33,555	25,956	59,511	16,229	16,229
Land - Consumer Lot Loans	7,817	19,256	10,405	29,661	9,065	9,065
Multi-Family	73,225	297,981	63,280	361,261	111,959	111,959
Commercial Real Estate	62,706	264,495	88,770	353,265	164,098	164,098
Commercial & Industrial	216,687	681,469	370,481	1,051,950	243,924	243,924
HELOC	21,733	54,656	19,882	74,538	18,391	18,391
Consumer	1,015	2,527	781	3,308	585	585

Purchased Loans (including acquisitions)	$—	$51,646	$53,774	$105,420	$—	$—

Net Loan Fee and Discount Accretion	$6,691	$23,168	$6,730	$29,898	$6,762	$6,762

Repayments
Loans	$776,087	$2,083,589	$851,578	$2,935,167	$896,109	$896,109
MBS	128,467	320,644	142,329	462,973	178,169	178,169

MBS Premium Amortization	$3,514	$8,958	$3,962	$12,920	$5,039	$5,039

Efficiency
Operating Expenses/Average Assets	1.52%	1.64%	1.49%	1.60%	1.46%	1.46%
Efficiency Ratio (%)	49.08%	51.55%	48.54%	50.80%	47.23%	47.23%
Amortization of Intangibles	$576	$1,821	$548	$2,369	$521	$521

EOP Numbers
Shares Issued and Outstanding	90,226,193		89,680,847		89,272,268

Share repurchase information
Remaining shares authorized for repurchase	1,041,309		5,039,310		4,231,553
Shares repurchased	1,097,397	3,159,921	707,642	3,867,563	757,768	757,768
Average share repurchase price	$23.33	$22.17	$25.20	$22.72	$26.90	$26.90

Washington Federal, Inc.
Fact Sheet
December 31, 2016
($ in Thousands)

Tangible Common Book Value	As of 6/16		As of 9/16		As of 12/16
$ Amount	$1,664,648		$1,678,742		$1,703,133
Per Share	18.45		18.72		19.08

# of Employees	1,817		1,806		1,813
Investments
Available-for-sale:
Agency MBS	$1,131,044		$1,072,912		$959,661
Other	838,825		849,982		482,274
	$1,969,869		$1,922,894		$1,441,935
Held-to-maturity:
Agency MBS	$1,492,480		$1,417,599		$1,752,010
	$1,492,480		$1,417,599		$1,752,010

	As of 6/16		As of 9/16		As of 12/16
Loans Receivable by Category (a)	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,633,527	53.3%	$5,658,830	51.7%	$5,624,263	49.6%
Construction	1,016,305	9.6	1,110,411	10.1	1,265,747	11.2
Construction - Custom	409,116	3.9	473,069	4.3	494,447	4.4
Land - Acquisition & Development	104,412	1.0	118,497	1.1	119,085	1.1
Land - Consumer Lot Loans	104,461	1.0	104,567	1.0	101,104	0.9
Multi-Family	1,100,514	10.4	1,124,290	10.3	1,217,594	10.7
Commercial Real Estate	1,042,730	9.9	1,093,639	10.0	1,207,573	10.7
Commercial & Industrial	853,776	8.1	978,589	8.9	1,025,821	9.1
HELOC	151,352	1.4	149,716	1.4	148,452	1.3
Consumer	156,008	1.5	139,000	1.3	124,547	1.1
	10,572,201	100%	10,950,608	100%	11,328,633	100%
Less:
ALL	111,016		113,494		118,456
Loans in Process	780,720		879,484		1,027,168
Net Deferred Fees, Costs and Discounts	51,889		46,710		46,698
Sub-Total	943,625		1,039,688		1,192,322
	$9,628,576		$9,910,920		$10,136,311

Net Loan Portfolio by Category (a)	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,571,349	57.9%	$5,601,350	56.5%	$5,565,673	54.9%
Construction	422,785	4.4	475,022	4.8	486,784	4.8
Construction - Custom	211,002	2.2	227,348	2.3	233,867	2.3
Land - Acquisition & Development	85,392	0.9	88,408	0.9	95,997	0.9
Land - Consumer Lot Loans	101,395	1.1	101,435	1.0	98,118	1.0
Multi-Family	1,089,658	11.3	1,113,661	11.2	1,205,737	11.9
Commercial Real Estate	1,021,596	10.6	1,074,146	10.8	1,188,637	11.7
Commercial & Industrial	822,829	8.5	945,150	9.5	992,261	9.8
HELOC	149,213	1.5	147,737	1.5	146,790	1.4
Consumer	153,357	1.6	136,663	1.4	122,447	1.2
	$9,628,576	100%	$9,910,920	100%	$10,136,311	100%

(a) Some loans have been reclassified by loan type as a result of system conversion in 1Q16, primarily impacting Construction, Multi-family and Commercial Real Estate.

Washington Federal, Inc.
Fact Sheet
December 31, 2016
($ in Thousands)

	As of 6/30/16			As of 9/30/16			As of 12/31/16
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington (WA)	$5,089,214	48.1%	82	$5,100,754	48.1%	81	$5,196,140	48.8%	81
Idaho (ID)	774,432	7.3	26	782,413	7.4	25	768,704	7.2	24
Oregon (OR)	1,956,226	18.5	49	1,964,173	18.5	48	1,952,655	18.3	48
Utah (UT)	286,792	2.7	10	285,234	2.7	10	280,457	2.6	10
Nevada (NV)	343,220	3.2	11	340,324	3.2	11	333,789	3.1	11
Texas (TX)	92,983	0.9	5	94,113	0.9	5	97,276	0.9	5
Arizona (AZ)	1,187,651	11.2	32	1,188,335	11.2	31	1,173,538	11.0	31
New Mexico (NM)	848,398	8.0	28	845,506	8.0	27	845,016	7.9	27
Total	$10,578,916	100%	243	$10,600,852	100%	238	$10,647,575	100%	237

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$1,041,258	9.8%		$1,091,738	10.3%		$1,124,169	10.6%
NOW (interest)	1,604,741	15.2		1,629,983	15.4		1,732,836	16.3
Savings (passbook/stmt)	787,441	7.4		820,980	7.7		844,849	7.9
Money Market	2,486,802	23.5		2,462,891	23.2		2,492,483	23.4
Time Deposits	4,658,674	44.0		4,595,260	43.3		4,453,238	41.8
Total	$10,578,916	100%		$10,600,852	100%		$10,647,575	100%

Deposits greater than $250,000 - EOP	$2,209,547			$2,250,622			$2,410,863

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$890,691	0.64%		$824,019	0.82%		$933,770	0.76%
From 4 to 6 months	787,925	0.86%		896,484	0.80%		896,254	0.74%
From 7 to 9 months	562,314	1.02%		618,180	0.89%		532,682	0.81%
From 10 to 12 months	585,038	0.90%		508,732	0.83%		391,159	0.80%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Single-Family Residential	$36,707	77.5%		$33,148	78.2%		$38,568	63.5%
Construction	—	—		—	—		—	—
Construction - Custom	506	1.1		—	—		—	—
Land - Acquisition & Development	427	0.9		58	0.1		603	1.0
Land - Consumer Lot Loans	1,105	2.3		510	1.2		969	1.6
Multi-Family	1,238	2.6		776	1.8		1,160	1.9
Commercial Real Estate	6,297	13.3		7,100	16.7		9,660	15.9
Commercial & Industrial	521	1.1		583	1.4		9,230	15.2
HELOC	548	1.2		239	0.6		480	0.8
Consumer	—	—		—	—		45	0.1
Total non-accrual loans	47,349	100%		42,414	100%		60,715	100%
Real Estate Owned	31,682			29,027			22,637
Total non-performing assets	$79,031			$71,441			$83,352

Non-performing loans as % of total net loans	0.49%			0.43%			0.60%
Non-performing assets as % of total assets	0.53%			0.48%			0.56%

Washington Federal, Inc.
Fact Sheet
December 31, 2016
($ in Thousands)

	As of 6/30/16		As of 9/30/16		As of 12/31/16
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$223,531	86.6%	$228,186	87.3%	$217,943	87.2%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	1,454	0.6	1,154	0.4	1,139	0.5
Land - Consumer Lot Loans	9,672	3.7	9,630	3.7	9,619	3.8
Multi-Family	1,514	0.6	1,505	0.6	1,496	0.6
Commercial Real Estate	20,490	7.9	19,434	7.4	18,179	7.3
Commercial & Industrial	—	—	—	—	—	—
HELOC	1,379	0.5	1,506	0.6	1,461	0.6
Consumer	95	—	116	—	113	—
Total restructured loans	$258,135	100%	$261,531	100%	$249,950	100%

Restructured loans were as follows:
Performing	$247,695	96.0%	$251,583	96.2%	$235,503	94.2%
Non-performing (c)	10,440	4.0	9,948	3.8	14,447	5.8
Total restructured loans	$258,135	100%	$261,531	100%	$249,950	100%
(c) Included in "Total non-accrual loans" above

	AMOUNT	CO % (d)	AMOUNT	CO % (d)	AMOUNT	CO % (d)
Net Charge-offs (Recoveries) by Category
Single-Family Residential	$473	0.03%	$(204)	(0.01)%	$3	—%
Construction	(207)	(0.08)	(388)	(0.14)	—	—
Construction - Custom	(60)	(0.06)	—	—	—	—
Land - Acquisition & Development	(2,711)	(10.39)	(2,063)	(6.96)	(3,985)	(13.39)
Land - Consumer Lot Loans	21	0.08	29	0.11	(53)	(0.21)
Multi-Family	—	—	—	—	—	—
Commercial Real Estate	(454)	(0.17)	(172)	(0.06)	(339)	(0.11)
Commercial & Industrial	144	0.07	(2,123)	(0.87)	(667)	(0.26)
HELOC	27	0.07	—	—	36	0.10
Consumer	(130)	(0.33)	(657)	(1.89)	(291)	(0.93)
Total net charge-offs (recoveries)	$(2,897)	(0.11)%	$(5,578)	(0.20)%	$(5,296)	(0.19)%
(d) Annualized Net Charge-offs (recoveries) divided by Gross Balance

ASC 310-30 Acquired Loans
Accretable Yield	$60,453		$55,290		$50,389
Non-Accretable Yield	165,926		165,926		165,926
Total Contractual Payments	$226,379		$221,216		$216,315

Interest Rate Risk
One Year GAP		(9.8)%		(10.1)%		(15.3)%
NPV post 200 bps shock (e)		15.4%		14.8%		13.9%
Change in NII after 200 bps shock (e)		3.9%		3.2%		1.7%
(e) Assumes no balance sheet management actions taken

Washington Federal, Inc.
Fact Sheet
December 31, 2016
($ in Thousands)

Historical CPR Rates (f)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

9/30/2014	14.6%	13.4%
12/31/2014	15.9%	12.1%
3/31/2015	16.4%	13.9%
6/30/2015	18.7%	15.9%
9/30/2015	17.8%	14.5%
12/31/2015	16.7%	13.4%
3/31/2016	13.9%	12.0%
6/30/2016	17.3%	17.5%
9/30/2016	17.7%	20.0%
12/31/2016	19.3%	24.8%

(f) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
December 31, 2016
Average Balance Sheet
($ in Thousands)

	Three Months Ended
	June 30, 2016			September 30, 2016			December 31, 2016
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$9,561,921	$113,728	4.77%	$9,756,353	$114,283	4.65%	$10,013,798	$114,835	4.55%
Mortgage-backed securities	2,698,354	15,297	2.27	2,568,917	13,820	2.13	2,537,585	12,789	2.00
Cash & investments	1,187,023	4,012	1.36	1,218,195	4,029	1.31	1,010,299	4,246	1.67
FHLB & FRB Stock	117,022	698	2.39	117,205	740	2.50	117,210	894	3.03

Total interest-earning assets	13,564,320	133,735	3.95%	13,660,670	132,872	3.86%	13,678,892	132,764	3.85%
Other assets	1,219,363			1,210,388			1,197,304
Total assets	$14,783,683			$14,871,058			$14,876,196

Liabilities and Equity
Customer accounts	10,569,479	13,274	0.50%	10,610,740	13,423	0.50%	10,610,314	13,017	0.49%
FHLB advances	2,075,604	16,221	3.13	2,080,000	16,633	3.17	2,080,000	16,595	3.17
Other borrowings	—	—	—	33	—	—	—	—	—

Total interest-bearing liabilities	12,645,083	29,495	0.94%	12,690,773	30,056	0.94%	12,690,314	29,612	0.93%
Other liabilities	163,788			205,817			201,233
Total liabilities	12,808,871			12,896,590			12,891,547
Stockholders’ equity	1,974,812			1,974,468			1,984,649
Total liabilities and equity	$14,783,683			$14,871,058			$14,876,196

Net interest income		$104,240			$102,816			$103,152

Net interest margin (1)			3.07%			3.01%			3.02%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
December 31, 2016
Delinquency Summary
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

December 31, 2016
Single-Family Residential	26,259	214	$5,623,668	88	53	165	306	1.17%	$60,201	1.07%
Construction	638	804	513,046	3	—	1	4	0.63	341	0.07
Construction - Custom	1,079	219	236,668	2	1	—	3	0.28	157	0.07
Land - Acquisition & Development	126	819	103,148	1	—	4	5	3.97	1,262	1.22
Land - Consumer Lot Loans	1,204	84	101,045	4	2	15	21	1.74	1,076	1.06
Multi-Family	959	1,270	1,217,594	3	1	2	6	0.63	1,868	0.15
Commercial Real Estate	1,040	1,130	1,175,475	6	2	12	20	1.92	7,766	0.66
Commercial & Industrial	1,843	574	1,057,826	4	6	34	44	2.39	1,108	0.10
HELOC	2,931	51	148,448	7	—	32	39	1.33	1,375	0.93
Consumer	4,842	26	124,547	78	30	79	187	3.86	1,063	0.85
	40,921	252	$10,301,465	196	95	344	635	1.55%	$76,217	0.74%

September 30, 2016
Single-Family Residential	26,508	213	$5,658,122	93	39	173	305	1.15%	$56,665	1.00%
Construction	640	779	498,450	—	—	1	1	0.16	—	—
Construction - Custom	1,041	221	229,957	2	—	—	2	0.19	538	0.23
Land - Acquisition & Development	132	719	94,928	—	—	3	3	2.27	—	—
Land - Consumer Lot Loans	1,229	85	104,534	5	6	13	24	1.95	2,061	1.97
Multi-Family	944	1,191	1,124,290	2	1	3	6	0.64	1,983	0.18
Commercial Real Estate	1,074	1,018	1,093,549	1	2	10	13	1.21	4,868	0.45
Commercial & Industrial	1,832	534	978,582	—	3	32	35	1.91	42	—
HELOC	2,924	51	149,713	11	3	26	40	1.37	1,200	0.80
Consumer	5,094	27	139,000	93	34	66	193	3.79	922	0.66
	41,418	243	$10,071,125	207	88	327	622	1.50%	$68,279	0.68%

June 30, 2016
Single-Family Residential	26,758	211	$5,632,692	84	37	189	310	1.16%	$55,242	0.98%
Construction	684	649	444,014	—	—	1	1	0.15	—	—
Construction - Custom	921	232	213,465	2	1	1	4	0.43	775	0.36
Land - Acquisition & Development	135	686	92,629	—	—	5	5	3.70	468	0.51
Land - Consumer Lot Loans	1,232	85	104,413	6	2	19	27	2.19	1,993	1.91
Multi-Family	958	1,149	1,100,514	2	—	3	5	0.52	1,384	0.13
Commercial Real Estate	1,055	988	1,042,639	4	3	14	21	1.99	7,811	0.75
Commercial & Industrial	1,832	466	853,769	3	4	34	41	2.24	985	0.12
HELOC	2,907	52	151,339	11	11	26	48	1.65	2,168	1.43
Consumer	5,369	29	156,008	76	41	64	181	3.37	811	0.52
	41,851	234	$9,791,482	188	99	356	643	1.54%	$71,637	0.73%